UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05723

Name of Fund:	BlackRock Emerging Markets Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Emerging Markets Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2023

Date of reporting period: 04/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2023

2023 Annual Report

BlackRock Emerging Markets Fund, Inc.

BlackRock Unconstrained Equity Fund

BlackRock Funds VII, Inc.

•	BlackRock Sustainable Emerging Markets Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended April 30, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced strongly, while emerging market stocks declined, pressured by higher interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bonds posted a positive return as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and indicated a pause could be its next step, we believe that the Fed still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the rapid increase in interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. We also see selective, long-term opportunities in credit, where we believe that valuations are appealing, and higher yields offer attractive income. However, we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most significant opportunities in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.63%	2.66%

U.S. small cap equities (Russell 2000® Index)	(3.45)	(3.65)

International equities (MSCI Europe, Australasia, Far East Index)	24.19	8.42

Emerging market equities (MSCI Emerging Markets Index)	16.36	(6.51)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.09	2.83

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	7.14	(1.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	6.91	(0.43)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.65	2.87

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.21	1.21
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of April 30, 2023	BlackRock Emerging Markets Fund, Inc.

Investment Objective

BlackRock Emerging Markets Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2023, all of the Fund’s share classes outperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

In terms of country allocation, an overweight to Mexico and out-of-benchmark allocation to Kazakhstan were the top contributors to relative performance over the reporting period. In sector terms, selection proved most beneficial within consumer discretionary and materials. At the individual stock level, an out-of-benchmark position in Macau casino and resort developer Sands China Ltd. was the top contributor to relative performance. The stock benefited from the broader reopening of China and increased demand for new projects. Similarly, an overweight in Chinese fast-food company Yum China Holdings, Inc. also contributed to relative return.

Security selection within Brazil and China detracted the most from relative performance over the reporting period. In sector terms, selection was most negative in healthcare and communication services. At the stock level, an overweight to Brazilian healthcare provider Hapvida detracted the most. The company reported weak results stemming from new wage requirements, and uncertainty around Brazil’s fiscal framework broadly weighed on that market during the period. An underweight to Chinese e-commerce stock Tencent Holdings Ltd. also detracted as the company has seen growth in its ad, game and payment businesses due to reduced competition.

Describe recent portfolio activity.

Over the reporting period, the Fund added to its China allocation on the reopening theme and decreased its underweight to India on an improving balance of payments. The Fund reduced exposure to Taiwan due to a structural slowing in information technology demand. Broadly speaking, the Fund shifted from more defensive stocks to more cyclical stocks. The Fund initiated a position in miner Barrick Gold Corp. to increase gold exposure in its portfolio as inflation peaked. The Fund’s position in Alibaba Group Holding Ltd. was increased on news of co-founder Jack Ma’s return to mainland China and upcoming unit spin-offs. Holdings of Chinese online retailer Pinduoduo Inc. were trimmed in order to take profits after strong stock price performance and on concerns over the costs of fueling high growth. The Fund exited its position in South African financial firm Sanlam on a lack of significant valuation upside in the stock.

The Fund’s cash position averaged approximately 6.7% over the 12-month period. The cash position did not have a material impact on performance.

Describe portfolio positioning at period end.

Relative to the MSCI Emerging Markets Index, the Fund ended the reporting period overweight Brazil and Indonesia, and underweight Taiwan and Saudi Arabia. In sector terms, the Fund was overweight consumer staples and industrials, and underweight materials and communication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in countries with developing capital markets.

(c)	An index that captures large- and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	BlackRock Emerging Markets Fund, Inc.

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(3.26)%	N/A	1.33%	N/A	2.83%	N/A
Investor A	(3.49)	(8.55)%	1.07	(0.02)%	2.50	1.95%
Investor C	(4.22)	(5.16)	0.31	0.31	1.85	1.85
Class K	(3.24)	N/A	1.37	N/A	2.86	N/A
MSCI Emerging Markets Index	(6.51)	N/A	(1.05)	N/A	1.80	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in countries with developing capital markets.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,164.00	$4.61		$1,000.00	$1,020.53	$4.31		0.86%
Investor A	1,000.00	1,162.30	5.95		1,000.00	1,019.29	5.56		1.11
Investor C	1,000.00	1,157.30	9.95		1,000.00	1,015.57	9.30		1.86
Class K	1,000.00	1,163.80	4.35		1,000.00	1,020.78	4.06		0.81

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	6.7%
Samsung Electronics Co. Ltd.	6.1
Tencent Holdings Ltd.	2.7
HDFC Bank Ltd.	2.1
Yum China Holdings, Inc.	1.8
Axis Bank Ltd.	1.8
Kweichow Moutai Co. Ltd., Class A	1.7
China Merchants Bank Co. Ltd., Class H	1.6
Bank Central Asia Tbk PT	1.6
China Mengniu Dairy Co. Ltd.	1.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
China	28.7%
India	11.5
South Korea	11.5
Taiwan	10.0
Brazil	8.2
United States	5.1
Indonesia	4.2
Mexico	4.2
Poland	1.9
Hungary	1.6
South Africa	1.5
United Arab Emirates	1.2
Thailand	1.1
Hong Kong	1.0
Kazakhstan	1.0
Netherlands	1.0
Other#	6.4
Liabilities in Excess of Other Assets	(0.1)

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2023	BlackRock Unconstrained Equity Fund

Investment Objective

BlackRock Unconstrained Equity Fund’s (the “Fund”) investment objective is to seek to achieve long term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2023, all of the Fund’s share classes outperformed its benchmark, the MSCI World Index.

What factors influenced performance?

On the positive side, luxury goods holding LVMH Moet Hennessy Louis Vuitton SE continued to show strong operational momentum during the reporting period with little evidence that the wider economic slowdown is impacting demand. More recently, the company had been a beneficiary of the resumption of tourism from China, which had been instead a headwind on margins during 2022. A position in multinational pharmaceutical company Novo Nordisk A/S also performed well as the company rolled out its new obesity treatment, Wegovy.

Detractors included Costco Wholesale Corp., which underperformed due to inflationary pressures, although key indicators such as membership renewal rates remain strong. Financial ratings provider S&P Global Inc. also underperformed over the reporting period as bond issuance fell sharply with the move higher in interest rates, while other key areas of its business including market information and indexes continued to perform well. The Fund has maintained its position in both stocks on the view that the issues faced by S&P Global Inc. and Costco are cyclical in nature, and that ultimately bond issuance will recover and input cost inflation will ease.

Describe recent portfolio activity.

Over the reporting period, a position in Edward Lifesciences Corp. was sold and a position in Thermo Fisher Scientific Inc. was initiated. The sale of Edward Lifesciences was based on increasing concerns about the size of the company’s long-term market opportunity as procedure volumes have not rebounded post-COVID to the extent expected. Thermo Fisher is a life science instruments and solutions business, utilizing its scale and wide product portfolio to deepen relationships with customers. The company benefits from the structural growth in life sciences and biologics and has a strong track record of innovation to meet evolving client needs. A position was initiated in payment technology company Visa Inc., funded by trimming Mastercard Inc., as Visa’s recent efforts to shift strategic focus and targeted acquisitions have driven a change in the outlook for its business. Finally, the Fund’s position in Novo Nordisk was increased due to its new obesity treatment Wegovy, with the increase funded from the sale of derivatives marketplace CME Group and retailer AutoTrader.com, Inc.

Describe portfolio positioning at period end.

The Fund continues to pursue a long-only, concentrated approach with low anticipated turnover, designed to maximize returns from extraordinary businesses based on fundamental insights. The portfolio reflects the investment adviser’s bottom-up fundamental analysis of individual companies with a goal of having at least half of the Fund invested in businesses with resilient earnings and cash flows.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF$10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities. The Fund’s total returns prior to March 1, 2022 are the returns of the Fund when it followed a different investment objective and different investment strategies and investment process under the name BlackRock Long-Horizon Equity Fund.

(c)	A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	BlackRock Unconstrained Equity Fund

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	14.49%	N/A	12.14%	N/A	9.12%	N/A
Investor A	14.21	8.21%	11.85	10.65%	8.83	8.24%
Investor C	13.27	12.32	10.94	10.94	8.14	8.14
Class R	13.86	N/A	11.43	N/A	8.39	N/A
MSCI World Index	3.18	N/A	8.14	N/A	8.71	N/A

(a) Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b) The Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities. The Fund’s total returns prior to March 1, 2022 are the returns of the Fund when it followed a different investment objective and different investment strategies and investment process under the name BlackRock Long-Horizon Equity Fund.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,261.90	$5.33		$1,000.00	$1,020.08	$4.76		0.95%
Investor A	1,000.00	1,260.30	6.73		1,000.00	1,018.84	6.01		1.20
Investor C	1,000.00	1,254.60	10.90		1,000.00	1,015.12	9.74		1.95
Class R	1,000.00	1,258.00	8.12		1,000.00	1,017.60	7.25		1.45

(a) For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
LVMH Moet Hennessy Louis Vuitton SE	9.6%
Microsoft Corp.	9.4
ASML Holding NV	7.5
Novo Nordisk A/S, Class B	6.6
Cadence Design Systems, Inc.	6.0
Mastercard, Inc., Class A	4.9
Lonza Group AG	4.5
Alphabet, Inc., Class C	4.3
S&P Global, Inc.	4.3
Visa, Inc., Class A	4.2
(a) Excludes short-term securities.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
United States	67.3%
France	9.6
Netherlands	7.5
Denmark	6.6
Switzerland	4.5
Italy	3.9
United Kingdom	3.2
Liabilities in Excess of Other Assets	(2.6)

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2023	BlackRock Sustainable Emerging Markets Equity Fund

Investment Objective

BlackRock Sustainable Emerging Markets Equity Fund’s (the “Fund”) investment objective is to seek to maximize total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2023, all of the Fund’s share classes outperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

The biggest contributor to performance relative to the benchmark was stock selection in and an overweight to Mexico. An underweight to and stock selection in Saudi Arabia also proved additive. In addition, positions in select multi-country financial companies drove positive performance. In individual stock terms, Grupo Financiero Banorte, Mexico’s second-biggest bank by total loans, was the top contributor, with gains driven by an improving macro backdrop, earnings upgrades and continued net interest margin expansion, the latter of which was supported by further central bank tightening. Yum China Holdings, Inc., operator of the KFC and Pizza Hut brands in China, was another key contributor. The company has shown strong execution through the pandemic period by recalibrating its business mix towards delivery and smaller stores. It has also been a beneficiary of China’s reopening and a significant uptick in services spending by Chinese consumers. Holdings of Taiwanese networking equipment provider Accton Technology Corp. also contributed notably. The stock rallied as Accton was seen as an early adopter of artificial intelligence relative to its competitors.

Stock selection detracted most significantly within Brazil and China. Exposure to Brazilian healthcare company Hapvida weighed most heavily on performance. The healthcare insurance sector experienced another difficult year, as medical usage was high, initially driven by COVID and then due to the resumption of normal procedures, while inflation increased the cost of medical services. Longfor Properties, the Chinese privately owned property developer, was another leading detractor from performance. In mid-July 2022, the Chinese property and financials sectors tumbled as homebuyers stopped mortgage payments on at least 300 projects in more than 50 cities in Mainland China. Longfor’s stock price dropped as overseas institutional investors sold out of China’s property sector. The Fund’s position in Chinese photovoltaic glass manufacturer Xinyi Solar also detracted from performance as the solar space has been oversupplied and margins have come under pressure from higher prices for product inputs such as polysilicon.

Describe recent portfolio activity.

Over the six-month reporting period, the Fund increased exposure to China due to the resumption of economic activity in the region by adding to Alibaba Group Holding Ltd. and initiating a position in technology giant Baidu, Inc. The Fund also added in Brazil after political uncertainty eased. Exposure to Saudi Arabia was reduced as the country is dealing with low reserves, limited liquidity and higher costs of capital. The Fund also trimmed exposure to Taiwan due to slowing information technology demand. In sector terms, the Fund added to healthcare and industrials, while reducing exposure to financials and consumer discretionary.

Describe portfolio positioning at period end.

Relative to the MSCI Emerging Market Index, the Fund ended the reporting period overweight Brazil and the United Arab Emirates, and underweight Saudi Arabia and Taiwan. In sector terms, the Fund was overweight information technology and financials, and underweight materials and communication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	BlackRock Sustainable Emerging Markets Equity Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of issuers located in countries with emerging markets and derivatives that have similar economic characteristics. The Fund’s total returns prior to October 31, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Pacific Fund, Inc. The Fund’s total returns for the period between October 31, 2017 and November 1, 2021 are the returns of the Fund when it followed a different investment objective and different investment strategies and investment process under the name BlackRock Asian Dragon Fund, Inc.

(c)	An index that captures large- and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(1.78)%	N/A	(1.25)%	N/A	2.04%	N/A
Investor A	(2.08)	(7.22)%	(1.51)	(2.56)%	1.79	1.25%
Class K	(1.79)	N/A	(1.22)	N/A	2.06	N/A
Class R	(2.23)	N/A	(1.86)	N/A	1.37	N/A
MSCI Emerging Markets Index	(6.51)	N/A	(1.05)	N/A	1.80	N/A

(a) Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b) Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of issuers located in countries with emerging markets and derivatives that have similar economic characteristics. The Fund’s total returns prior to October 31, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Pacific Fund, Inc. The Fund’s total returns for the period between October 31, 2017 and November 1, 2021 are the returns of the Fund when it followed a different investment objective and different investment strategies and investment process under the name BlackRock Asian Dragon Fund Inc.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,153.20	$4.59		$1,000.00	$1,020.53	$4.31		0.86%
Investor A	1,000.00	1,151.10	5.92		1,000.00	1,019.29	5.56		1.11
Class K	1,000.00	1,152.80	4.32		1,000.00	1,020.78	4.06		0.81
Class R	1,000.00	1,150.30	7.25		1,000.00	1,018.05	6.81		1.36

(a) For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2023 (continued)	BlackRock Sustainable Emerging Markets Equity Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	7.6%
Samsung Electronics Co. Ltd.	6.5
HDFC Bank Ltd.	3.3
Tencent Holdings Ltd.	2.5
Yum China Holdings, Inc.	2.5
Tata Consultancy Services Ltd.	2.2
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	2.1
Alibaba Group Holding Ltd.	2.1
Grupo Financiero Banorte SAB de CV, Class O	2.1
Axis Bank Ltd.	1.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
China	28.6%
India	11.6
South Korea	11.4
Taiwan	11.2
Brazil	9.0
Mexico	4.0
South Africa	4.0
Indonesia	3.4
United Arab Emirates	2.9
Hong Kong	2.6
United States	1.9
Kazakhstan	1.6
Thailand	1.5
Hungary	1.3
Greece	1.2
United Kingdom	1.2
Egypt	1.1
Panama	1.0
Russia	—	(b)
Other Assets Less Liabilities	0.5

(a)	Excludes short-term securities.
(b)	Rounds to less than 0.1%.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only in BlackRock Emerging Markets Fund, Inc. and BlackRock Sustainable Emerging Markets Equity Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Emerging Markets Fund, Inc. and BlackRock Sustainable Emerging Markets Equity Fund shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of BlackRock Emerging Markets Fund, Inc. and BlackRock Sustainable Emerging Markets Equity Fund Class K Shares would be substantially similar to the performances of the applicable Fund’s Institutional Shares because Class K Shares and Institutional Shares of each Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On October 28, 2021, BlackRock Sustainable Emerging Markets Equity Fund’s issued and outstanding Investor C Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares (available only in BlackRock Emerging Markets Fund, Inc. and BlackRock Unconstrained Equity Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock Unconstrained Equity Fund and BlackRock Sustainable Emerging Markets Equity Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	11

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2023	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.6%
Erste Group Bank AG	745,857	$27,118,769

Brazil — 8.1%
Ambev SA	16,520,920	46,901,686
Ambev SA, ADR	7,483,747	20,954,492
Arezzo Industria e Comercio SA	850,652	11,320,879
B3 SA - Brasil Bolsa Balcao	28,274,115	66,209,885
Banco Bradesco SA, ADR	24,295,591	68,027,655
Cyrela Brazil Realty SA Empreendimentos e Participacoes	9,375,190	29,040,195
Hapvida Participacoes e Investimentos SA(a)(b)	67,094,287	37,126,635
Petroleo Brasileiro SA, ADR	4,002,167	42,503,013
Rumo SA	7,233,772	28,570,774
Sendas Distribuidora SA	17,181,558	42,335,568

		392,990,782

Canada — 0.8%
Barrick Gold Corp.	1,955,418	37,231,159

Chile — 0.2%
Banco de Chile	95,410,366	10,158,589

China — 28.7%
Alibaba Group Holding Ltd.(a)	3,692,500	39,043,101
Alibaba Group Holding Ltd., ADR(a)	666,794	56,470,784
Baidu, Inc., ADR(a)(c)	460,630	55,556,584
Baidu, Inc., Class A(a)	2,742,600	41,281,340
China Construction Bank Corp., Class H	76,817,000	51,354,161
China Mengniu Dairy Co. Ltd.	17,068,000	68,896,184
China Merchants Bank Co. Ltd., Class H	16,221,500	78,303,169
China Oilfield Services Ltd., Class H	22,186,000	26,095,701
Contemporary Amperex Technology Co. Ltd., Class A	939,547	31,444,666
ENN Energy Holdings Ltd.	4,307,900	59,068,223
Fuyao Glass Industry Group Co. Ltd., Class A	2,316,202	11,369,339
Fuyao Glass Industry Group Co. Ltd., Class H(b)	5,386,400	21,913,385
Ganfeng Lithium Group Co. Ltd., Class H(b)	1,464,000	9,659,116
Haier Smart Home Co. Ltd., Class A	9,841,221	33,764,692
Haier Smart Home Co. Ltd., Class H	9,752,600	31,789,382
Inner Mongolia Yili Industrial Group Co. Ltd., Class A.	4,385,293	18,728,809
Kweichow Moutai Co. Ltd., Class A	322,499	82,108,818
Li Ning Co. Ltd.	9,244,000	66,109,539
Meituan, Class B(a)(b)	2,908,380	49,705,519
NARI Technology Co. Ltd., Class A	4,884,189	18,465,199
Satellite Chemical Co. Ltd., Class A	14,958,385	30,695,795
Shanghai International Airport Co. Ltd., Class A(a)	6,193,888	48,109,701
Shenzhen Inovance Technology Co. Ltd., Class A	2,668,687	23,851,428
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	902,774	40,725,748
Shenzhou International Group Holdings Ltd.	4,021,500	38,627,156
Sunny Optical Technology Group Co. Ltd.	3,407,600	36,009,160
Tencent Holdings Ltd.	2,944,600	130,787,682
Tencent Holdings Ltd., ADR(c)	904,693	40,132,182
Wanhua Chemical Group Co. Ltd., Class A	2,040,760	27,210,672
Wuliangye Yibin Co. Ltd., Class A	1,598,985	39,072,436
Yum China Holdings, Inc.	1,469,088	89,878,804

		1,396,228,475

Security	Shares	Value

Egypt — 0.2%
Commercial International Bank Egypt SAE	5,534,249	$9,596,808

Hong Kong — 1.0%
China Gas Holdings Ltd.	27,389,800	35,236,152
Guangdong Investment Ltd.	16,232,000	15,517,408

		50,753,560

Hungary — 1.6%
MOL Hungarian Oil & Gas PLC	3,541,658	28,720,220
OTP Bank Nyrt	1,235,444	37,647,578
Wizz Air Holdings PLC(a)(b)	296,582	11,296,067

		77,663,865

India — 11.5%
Axis Bank Ltd.	8,439,987	89,091,670
Cipla Ltd.	2,145,704	23,872,073
Godrej Consumer Products Ltd.(a)	3,958,389	43,984,150
Godrej Properties Ltd.(a)	1,411,162	22,791,851
HDFC Bank Ltd.	4,790,589	99,046,396
Hindustan Unilever Ltd.	1,618,232	48,708,251
ICICI Prudential Life Insurance Co. Ltd.(b)	4,763,205	25,381,709
InterGlobe Aviation Ltd.(a)(b)	1,163,668	28,833,018
Larsen & Toubro Ltd.	1,517,398	43,993,119
Mahindra & Mahindra Ltd.	2,294,435	34,521,279
PB Fintech Ltd.(a)	2,149,078	15,831,276
Reliance Industries Ltd.	1,159,169	34,424,010
Tata Consultancy Services Ltd.	1,249,674	49,407,951

		559,886,753

Indonesia — 4.2%
Astra International Tbk PT	86,726,200	40,004,096
Bank Central Asia Tbk PT	124,409,300	76,990,816
Bank Rakyat Indonesia Persero Tbk PT	143,556,800	50,026,550
Telkom Indonesia Persero Tbk PT	128,713,800	37,281,779

		204,303,241

Italy — 0.6%
PRADA SpA	3,994,200	29,408,014

Kazakhstan — 1.0%
Kaspi.KZ JSC, GDR, Registered Shares	596,273	49,270,050

Macau — 0.9%
Sands China Ltd.(a)	11,886,800	42,571,597

Malaysia — 0.5%
Public Bank Bhd	30,074,400	26,262,439

Mexico — 4.2%
Cemex SAB de CV(a)	16,090,674	9,665,412
Cemex SAB de CV, ADR(a)(c)	1,942,537	11,655,222
Fomento Economico Mexicano SAB de CV	3,339,439	32,488,927
Grupo Aeroportuario del Pacifico SAB de CV, ADR	130,908	23,245,334
Grupo Aeroportuario del Pacifico SAB de CV, Class B	909,449	16,180,853
Grupo Financiero Banorte SAB de CV, Class O	7,695,043	66,543,858
Wal-Mart de Mexico SAB de CV	11,014,963	44,410,282

		204,189,888

Netherlands — 1.0%
Prosus NV	648,190	48,506,357

Panama — 0.9%
Copa Holdings SA, Class A	509,767	46,042,155

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) April 30, 2023	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Peru — 0.5%
Credicorp Ltd.	185,157	$25,085,070

Poland — 1.9%
Bank Polska Kasa Opieki SA	2,209,167	51,113,676
Powszechna Kasa Oszczednosci Bank Polski SA	5,067,256	39,180,284

		90,293,960

Russia(d) — 0.0%
Fix Price Group PLC, GDR, Registered Shares(a)	3,992,341	479
Gazprom PJSC	8,520,027	1,065
LUKOIL PJSC	1,370,026	171
Magnit PJSC(a)	686,994	86
Novatek PJSC	295,922	37
Sberbank of Russia PJSC(a)	6,788,060	849
TCS Group Holding PLC, GDR, Registered Shares(a)	426,925	4,022

		6,709

Saudi Arabia — 0.2%
Yanbu National Petrochemical Co	862,535	10,355,515

Singapore — 0.8%
Singapore Telecommunications Ltd.	20,710,500	39,688,588

South Africa — 1.5%
AngloGold Ashanti Ltd.	1,780,390	47,583,703
AngloGold Ashanti Ltd., ADR	912,787	24,261,879

		71,845,582

South Korea — 11.5%
Hansol Chemical Co. Ltd.	89,307	14,885,851
Hanwha Solutions Corp.(a)	559,431	20,129,981
HYBE Co. Ltd.(a)	85,589	17,307,583
JYP Entertainment Corp.	209,499	14,172,170
LG Chem Ltd.	46,397	25,772,756
Orion Corp.	144,362	15,651,108
Samsung Electro-Mechanics Co. Ltd.	324,152	35,055,481
Samsung Electronics Co. Ltd.	6,031,211	296,760,221
Samsung Electronics Co. Ltd., GDR, Registered Shares	19,839	24,583,070
Samsung SDI Co. Ltd.	76,559	39,731,960
SK Hynix, Inc.	399,660	26,890,517
S-Oil Corp.	495,307	27,741,056

		558,681,754

Taiwan — 10.0%
Accton Technology Corp.	4,849,000	47,369,392
Delta Electronics, Inc.	4,358,000	42,690,836
eMemory Technology, Inc.	243,000	14,529,391
Hiwin Technologies Corp.	1,057,000	8,119,020
Taiwan Semiconductor Manufacturing Co. Ltd.	20,048,000	328,297,899
Taiwan Semiconductor Manufacturing Co. Ltd., ADR .	249,685	21,048,446
Wiwynn Corp.	640,000	24,356,242

		486,411,226

Thailand — 1.1%
Bangkok Bank PCL, NVDR	5,592,400	25,788,780
Thai Beverage PCL	62,878,800	30,216,931

		56,005,711

Security	Shares	Value

United Arab Emirates — 1.2%
Abu Dhabi Commercial Bank PJSC	15,440,703	$37,098,578
Emaar Properties PJSC	13,891,823	22,522,264

		59,620,842

United Kingdom — 0.2%
Prudential PLC	622,276	9,521,466

United States — 0.4%
Cognizant Technology Solutions Corp., Class A	323,161	19,295,943

Total Common Stocks — 95.3% (Cost: $4,878,572,482)		4,638,994,867

Preferred Securities

Preferred Stocks — 0.1%

Brazil — 0.1%
Banco Nacional SA, Preference Shares(d)	42,567,626	85
Petroleo Brasileiro SA, Preference Shares	1,611,250	7,656,006

		7,656,091

Total Preferred Securities — 0.1% (Cost: $9,456,624)		7,656,091

Total Long-Term Investments — 95.4% (Cost: $4,888,029,106)		4,646,650,958

Short-Term Securities

Money Market Funds — 4.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(e)(f)	202,549,764	202,549,764
SL Liquidity Series, LLC, Money Market Series, 5.02%(e)(f)(g)	25,668,461	25,671,028

Total Short-Term Securities — 4.7% (Cost: $228,213,035)		228,220,792

Total Investments — 100.1% (Cost: $5,116,242,141)		4,874,871,750

Liabilities in Excess of Other Assets — (0.1)%		(7,105,781)

Net Assets — 100.0%		$4,867,765,969

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Emerging Markets Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$288,654,519	$—		$(86,104,755	)(a)	$—	$—	$202,549,764	202,549,764	$7,654,188		$—
SL Liquidity Series, LLC, Money Market Series	22,842,998	2,825,986	(a)	—		220	1,824	25,671,028	25,668,461	230,427	(b)	—

						$220	$1,824	$228,220,792		$7,884,615		$—

(a) Represents net amount purchased (sold).

(b) All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	272	06/16/23	$13,385	$471,833

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	08/17/26	$26,999,915	$(695,877	)(c)	$26,316,806	0.6%
	Monthly	HSBC Bank PLC(d)	02/10/28	25,561,253	1,858,901	(e)	27,570,777	0.5
	Monthly	JPMorgan Chase Bank N.A.(f)	02/08/24	37,535,449	(387,828	)(g)	37,229,241	0.8

					$775,196		$91,116,824

(a) The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c) Amount includes $(12,768) of net dividends and financing fees.

(e) Amount includes $(150,623) of net dividends and financing fees.

(g) Amount includes $(81,620) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	0-125 basis points	40-95 basis points	40 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) April 30, 2023	BlackRock Emerging Markets Fund, Inc.

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date on August 17, 2026:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

China
Ganfeng Lithium Group Co. Ltd., Class A	2,796,000	$26,316,806	100.0%

Net Value of Reference Entity — Goldman Sachs Bank USA.		$26,316,806

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date on February 10, 2028:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Egypt
Commercial International Bank Egypt SAE	2,062,244	$3,576,088	13.0%

Total Egypt		3,576,088

United Arab Emirates
Adnoc Gas PLC, Class A	6,267,204	5,478,236	19.9

Total United Arab Emirates		5,478,236

Security	Shares	Value	% of Basket Value

United Kingdom
Prudential PLC	1,210,144	$18,516,453	67.1%

Total United Kingdom		18,516,453

Net Value of Reference Entity — HSBC Bank PLC		$27,570,777

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date on February 8, 2024:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Comoros
Prosus NV	497,494	$37,229,241	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$37,229,241

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$1,858,901	$(1,083,705)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$471,833	$—	$—	$—	$471,833
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	1,858,901	—	—	—	1,858,901

	$—	$—	$2,330,734	$—	$—	$—	$2,330,734

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$1,083,705	$—	$—	$—	$1,083,705

(a) Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Emerging Markets Fund, Inc.

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(15,971,988)	$—	$—	$—	$(15,971,988)
Forward foreign currency exchange contracts	—	—	—	(3,745,507)	—	—	(3,745,507)
Swaps	—	—	22,092,903	—	—	—	22,092,903

	$—	$—	$6,120,915	$(3,745,507)	$—	$—	$2,375,408

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,625,237	$—	$—	$—	$1,625,237
Swaps	—	—	(1,169,236)	—	—	—	(1,169,236)

	$—	$—	$456,001	$—	$—	$—	$456,001

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$71,810,194
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$29,052,933
Average amounts sold — in USD	$9,477,072
Total return swaps:
Average notional value	$97,213,111

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$161,743	$—
Swaps — OTC(a)	1,858,901	1,083,705

Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,020,644	1,083,705

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(161,743)	—

Total derivative assets and liabilities subject to an MNA	$1,858,901	$1,083,705

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received(a)	Net Amount of Derivative Assets
HSBC Bank PLC	$1,858,901	$—	$—	$(1,858,901)	$—

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2023	BlackRock Emerging Markets Fund, Inc.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Goldman Sachs Bank USA	$695,877	$—	$—	$(695,877)	$—
JPMorgan Chase Bank N.A	387,828	—	—	(387,828)	—

	$1,083,705	$—	$—	$(1,083,705)	$—

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Austria	$—	$27,118,769	$—	$27,118,769
Brazil	392,990,782	—	—	392,990,782
Canada	37,231,159	—	—	37,231,159
Chile	10,158,589	—	—	10,158,589
China	242,038,354	1,154,190,121	—	1,396,228,475
Egypt	—	9,596,808	—	9,596,808
Hong Kong	—	50,753,560	—	50,753,560
Hungary	—	77,663,865	—	77,663,865
India	—	559,886,753	—	559,886,753
Indonesia	—	204,303,241	—	204,303,241
Italy	—	29,408,014	—	29,408,014
Kazakhstan	—	49,270,050	—	49,270,050
Macau	—	42,571,597	—	42,571,597
Malaysia	—	26,262,439	—	26,262,439
Mexico	204,189,888	—	—	204,189,888
Netherlands	—	48,506,357	—	48,506,357
Panama	46,042,155	—	—	46,042,155
Peru	25,085,070	—	—	25,085,070
Poland	—	90,293,960	—	90,293,960
Russia	—	—	6,709	6,709
Saudi Arabia	—	10,355,515	—	10,355,515
Singapore	—	39,688,588	—	39,688,588
South Africa	24,261,879	47,583,703	—	71,845,582
South Korea	—	558,681,754	—	558,681,754
Taiwan	21,048,446	465,362,780	—	486,411,226
Thailand	—	56,005,711	—	56,005,711
United Arab Emirates	—	59,620,842	—	59,620,842
United Kingdom	—	9,521,466	—	9,521,466
United States	19,295,943	—	—	19,295,943
Preferred Securities
Preferred Stocks	7,656,006	—	85	7,656,091
Short-Term Securities
Money Market Funds	202,549,764	—	—	202,549,764

	$1,232,548,035	$3,616,645,893	$6,794	4,849,200,722

Investments Valued at NAV(a)				25,671,028

				$4,874,871,750

Derivative Financial Instruments(b)
Assets
Equity Contracts	$471,833	$1,858,901	$—	$2,330,734

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Emerging Markets Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$—	$(1,083,705)	$—	$(1,083,705)

	$471,833	$775,196	$—	$1,247,029

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments April 30, 2023	BlackRock Unconstrained Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Denmark — 6.6%
Novo Nordisk A/S, Class B	103,056	$17,143,814

France — 9.6%
LVMH Moet Hennessy Louis Vuitton SE	25,793	24,809,801

Italy — 3.9%
Ferrari NV	36,177	10,080,661

Netherlands — 7.5%
ASML Holding NV	30,785	19,536,542

Switzerland — 4.5%
Lonza Group AG, Registered Shares	18,793	11,720,068

United Kingdom — 3.2%
Spirax-Sarco Engineering PLC	59,428	8,304,470

United States — 64.5%
Alphabet, Inc., Class C(a)	103,966	11,251,201
ANSYS, Inc.(a)	31,324	9,833,230
Cadence Design Systems, Inc.(a)	74,545	15,613,450
Costco Wholesale Corp.	20,838	10,486,098
Floor & Decor Holdings, Inc., Class A(a)(b)	73,497	7,301,192
Intuit, Inc.	21,249	9,433,494
Intuitive Surgical, Inc.(a)	29,971	9,027,865
Masimo Corp.(a)	28,065	5,308,214
Mastercard, Inc., Class A	33,554	12,751,527
Microsoft Corp.	79,598	24,457,282
NIKE, Inc., Class B	54,086	6,853,778
S&P Global, Inc.	30,985	11,234,541
Thermo Fisher Scientific, Inc.	10,356	5,746,544

Security	Shares	Value

United Kingdom (continued)
VeriSign, Inc.(a)	41,773	$9,265,251
Verisk Analytics, Inc.	40,235	7,810,016
Visa, Inc., Class A	46,903	10,915,735

		167,289,418

Total Long-Term Investments — 99.8% (Cost: $216,981,859)		258,884,774

Short-Term Securities

Money Market Funds — 2.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(c)(d)	575,894	575,894
SL Liquidity Series, LLC, Money Market Series, 5.02%(c)(d)(e)	6,645,516	6,646,180

Total Short-Term Securities — 2.8% (Cost: $7,219,954)		7,222,074

Total Investments — 102.6% (Cost: $224,201,813)		266,106,848

Liabilities in Excess of Other Assets — (2.6)%		(6,824,489)

Net Assets — 100.0%		$259,282,359

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$7,783,672	$—		$(7,207,778)	(a)	$—	$—	$575,894	575,894	$132,801		$—
SL Liquidity Series, LLC, Money Market Series	—	6,644,868	(a)	—		(808)	2,120	6,646,180	6,645,516	6,607	(b)	—

						$(808)	$2,120	$7,222,074		$139,408		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Unconstrained Equity Fund

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(522,097)	$—	$—	$—	$(522,097)
Forward foreign currency exchange contracts		—	—	79,725	—	—	79,725

	$—	$—	$(522,097)	$79,725	$—	$—	$(442,372)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$120,722	$—	$—	$—	$120,722

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,183,606
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,991,058

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Denmark	$—	$17,143,814	$—	$17,143,814
France	—	24,809,801	—	24,809,801
Italy	—	10,080,661	—	10,080,661
Netherlands	—	19,536,542	—	19,536,542
Switzerland	—	11,720,068	—	11,720,068
United Kingdom	—	8,304,470	—	8,304,470
United States	167,289,418	—	—	167,289,418
Short-Term Securities
Money Market Funds	575,894	—	—	575,894

	$167,865,312	$91,595,356	$—	259,460,668

Investments Valued at NAV(a)				6,646,180

				$266,106,848

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments April 30, 2023	BlackRock Sustainable Emerging Markets Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 7.7%
Arezzo Industria e Comercio SA	105,723	$1,407,011
B3 SA - Brasil Bolsa Balcao	660,731	1,547,243
Hapvida Participacoes e Investimentos SA(a)(b)	2,320,007	1,283,776
Iguatemi SA	369,750	1,509,305
Sendas Distribuidora SA	331,704	817,323

		6,564,658

China — 28.6%
Alibaba Group Holding Ltd.(a)	170,192	1,799,546
Alibaba Group Holding Ltd., ADR(a)	8,994	761,702
Baidu, Inc., ADR(a)	3,920	472,791
Baidu, Inc., Class A(a)	54,650	822,586
China Mengniu Dairy Co. Ltd.	355,000	1,432,983
China Merchants Bank Co. Ltd., Class A	150,800	734,054
China Merchants Bank Co. Ltd., Class H	277,000	1,337,113
CITIC Securities Co. Ltd., Class H	488,000	1,027,533
Contemporary Amperex Technology Co. Ltd., Class A	31,500	1,054,239
Ganfeng Lithium Group Co. Ltd., Class H(b)	199,400	1,315,593
Haier Smart Home Co. Ltd., Class A	231,100	792,891
Haier Smart Home Co. Ltd., Class H	282,200	919,854
Kanzhun Ltd., ADR(a)	43,384	802,170
KE Holdings, Inc., ADR(a)	81,134	1,272,992
LONGi Green Energy Technology Co. Ltd., Class A	198,810	1,004,431
Shenzhen Inovance Technology Co. Ltd., Class A	168,800	1,508,652
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.,
Class A	40,100	1,808,983
Tencent Holdings Ltd.	48,000	2,131,973
Tencent Holdings Ltd., ADR	2,421	107,396
Xinyi Solar Holdings Ltd.	1,160,000	1,247,112
Yum China Holdings, Inc.	34,551	2,113,830

		24,468,424

Egypt — 1.1%
Commercial International Bank Egypt SAE	552,153	957,475

Greece — 1.2%
National Bank of Greece SA(a)	190,996	999,512

Hong Kong — 2.6%
AIA Group Ltd.	105,000	1,143,143
Hang Lung Properties Ltd.	596,000	1,089,444

		2,232,587

Hungary — 1.3%
OTP Bank Nyrt	36,534	1,113,297

India — 11.6%
Alkem Laboratories Ltd.	26,084	1,121,054
Axis Bank Ltd.	157,038	1,657,678
HDFC Bank Ltd.	136,771	2,827,768
Hindustan Unilever Ltd.	44,629	1,343,318
ICICI Bank Ltd.	89,468	1,009,296
ICICI Bank Ltd., ADR	4,429	100,760
Tata Consultancy Services Ltd.	47,764	1,888,429

		9,948,303

Indonesia — 3.4%
Bank Central Asia Tbk PT	2,303,200	1,425,338
Bank Rakyat Indonesia Persero Tbk PT	4,286,300	1,493,686

		2,919,024

Security	Shares	Value

Kazakhstan — 1.6%
Kaspi.KZ JSC, GDR, Registered Shares	16,534	$1,366,205

Mexico — 4.0%
Grupo Financiero Banorte SAB de CV, Class O	206,811	1,788,431
Wal-Mart de Mexico SAB de CV	406,607	1,639,364

		3,427,795

Panama — 1.0%
Copa Holdings SA, Class A	9,888	893,084

Russia — 0.0%
TCS Group Holding PLC, GDR, Registered Shares(a)(c)	30,476	305

South Africa — 4.0%
Gold Fields Ltd.	59,159	921,893
Gold Fields Ltd., ADR	54,173	842,932
Life Healthcare Group Holdings Ltd.	1,014,203	1,149,901
Naspers Ltd., N Shares	2,812	501,272

		3,415,998

South Korea — 10.7%
Samsung Biologics Co. Ltd.(a)(b)	1,820	1,064,441
Samsung Electronics Co. Ltd.	113,044	5,562,227
Samsung Electronics Co. Ltd., GDR, Registered Shares	993	1,230,455
Samsung SDI Co. Ltd.	2,576	1,336,871

		9,193,994

Taiwan — 11.2%
Accton Technology Corp.	112,000	1,094,117
Delta Electronics, Inc.	123,000	1,204,904
Taiwan Semiconductor Manufacturing Co. Ltd.	399,000	6,533,862
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	9,291	783,231

		9,616,114

Thailand — 1.5%
Bangkok Dusit Medical Services PCL, NVDR	1,491,700	1,281,476

United Arab Emirates — 2.9%
Abu Dhabi Commercial Bank PJSC	456,075	1,095,788
Aldar Properties PJSC	927,994	1,368,779

		2,464,567

United Kingdom — 1.2%
Prudential PLC	64,971	994,123

Total Common Stocks — 95.6% (Cost: $75,893,484)		81,856,941

Preferred Securities

Preferred Stocks — 2.0%

Brazil — 1.4%
Banco Bradesco SA	418,136	1,161,070

South Korea — 0.6%
Samsung Electronics Co. Ltd.	13,064	546,139

Total Preferred Securities — 2.0% (Cost: $1,625,431)		1,707,209

Total Long-Term Investments — 97.6% (Cost: $77,518,915)		83,564,150

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Sustainable Emerging Markets Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(d)(e)	1,651,403	$1,651,403

	Par (000)

Time Deposits — 0.0%

United States — 0.0%
Citibank NA, New York, 4.83%, 05/01/23	$22	21,900

Total Short-Term Securities — 1.9% (Cost: $1,673,303)		1,673,303

Total Investments — 99.5% (Cost: $79,192,218)		85,237,453

Other Assets Less Liabilities — 0.5%		391,370

Net Assets — 100.0%		$85,628,823

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,275,604	$—	$(3,624,201	)(a)	$—	$—	$1,651,403	1,651,403	$87,532		$—
SL Liquidity Series, LLC, Money Market Series(b)	1,689,789	—	(1,690,376	)(a)	629	(42)	—	—	5,509	(c)	—

					$629	$(42)	$1,651,403		$93,041		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	9	06/16/23	$443	$1,464

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2023	BlackRock Sustainable Emerging Markets Equity Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,464	$—	$—	$—	$1,464

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(134,744)	$—	$—	$—	$(134,744)
Forward foreign currency exchange contracts	—	—	—	185,486	—	—	185,486
Swaps	—	—	(404,215)	—	—	—	(404,215)

	$—	$—	$(538,959)	$185,486	$—	$—	$(353,473)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,464	$—	$—	$—	$1,464
Swaps	—	—	300,528	—	—	—	300,528

	$—	$—	$301,992	$—	$—	$—	$301,992

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$110,723
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$983,768
Average amounts sold — in USD	$279,950
Total return swaps:
Average notional value	$1,009,375

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$6,564,658	$—	$—	$6,564,658
China	5,530,881	18,937,543	—	24,468,424
Egypt	—	957,475	—	957,475
Greece	—	999,512	—	999,512
Hong Kong	—	2,232,587	—	2,232,587
Hungary	—	1,113,297	—	1,113,297
India	100,760	9,847,543	—	9,948,303

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Sustainable Emerging Markets Equity Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)

Indonesia	$—	$2,919,024	$—	$2,919,024
Kazakhstan	—	1,366,205	—	1,366,205
Mexico	3,427,795	—	—	3,427,795
Panama	893,084	—	—	893,084
Russia	—	—	305	305
South Africa	1,992,833	1,423,165	—	3,415,998
South Korea	—	9,193,994	—	9,193,994
Taiwan	783,231	8,832,883	—	9,616,114
Thailand	—	1,281,476	—	1,281,476
United Arab Emirates	—	2,464,567	—	2,464,567
United Kingdom	—	994,123	—	994,123
Preferred Securities
Preferred Stocks

South Korea	—	546,139	—	546,139
Brazil	1,161,070	—	—	1,161,070
Short-Term Securities
Money Market Funds	1,651,403	—	—	1,651,403
Time Deposits	—	21,900	—	21,900

	$22,105,715	$63,131,433	$305	$85,237,453

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,464	$—	$—	$1,464

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Statements of Assets and Liabilities

April 30, 2023

	BlackRock Emerging Markets Fund, Inc.	BlackRock Unconstrained Equity Fund	BlackRock Sustainable Emerging Markets Equity Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,646,650,958	$258,884,774	$83,586,050
Investments, at value — affiliated(c)	228,220,792	7,222,074	1,651,403
Cash pledged:
Collateral — OTC derivatives	1,100,000	—	—
Futures contracts	995,000	—	—
Foreign currency, at value(d)	6,533,116	314	78,706
Receivables:
Investments sold	16,894,927	—	439,188
Securities lending income — affiliated	39,518	1,002	47
Swaps	3,175,805	—	1,671
Capital shares sold	21,566,279	509,685	50,352
Dividends — unaffiliated	11,491,455	470,038	138,079
Dividends — affiliated	904,929	4,496	6,850
Variation margin on futures contracts	161,743	—	1,452
Unrealized appreciation on OTC swaps	1,858,901	—	—
Prepaid expenses	101,557	43,881	47,132

Total assets	4,939,694,980	267,136,264	86,000,930

LIABILITIES
Bank overdraft	1,876,535	45,051	7,154
Cash received as collateral for OTC derivatives	2,230,000	—	—
Collateral on securities loaned	25,685,440	6,642,098	—
Payables:
Investments purchased	17,844,460	—	—
Swaps	1,395,656	—	—
Accounting services fees	72,881	13,032	10,229
Capital shares redeemed	12,539,654	659,238	79,296
Custodian fees	1,040,929	12,347	33,904
Deferred foreign capital gain tax	1,696,753	—	38,634
Investment advisory fees	6,038,302	291,228	22,598
Directors’ and Officer’s fees	3,498	1,772	1,746
Other accrued expenses	8,506	42,074	9,478
Professional fees	85,346	99,660	143,301
Service and distribution fees	73,320	39,695	9,598
Transfer agent fees	254,026	7,710	16,169
Unrealized depreciation on OTC swaps	1,083,705	—	—

Total liabilities	71,929,011	7,853,905	372,107

NET ASSETS	$4,867,765,969	$259,282,359	$85,628,823

NET ASSETS CONSIST OF
Paid-in capital	$6,082,285,132	$231,455,711	$95,962,912
Accumulated earnings (loss)	(1,214,519,163)	27,826,648	(10,334,089)

NET ASSETS	$4,867,765,969	$259,282,359	$85,628,823

(a) Investments, at cost — unaffiliated	$4,888,029,106	$216,981,859	$77,540,815
(b) Securities loaned, at value	$25,015,647	$6,705,549	$—
(c) Investments, at cost — affiliated	$228,213,035	$7,219,954	$1,651,403
(d) Foreign currency, at cost	$6,533,870	$336	$78,436

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

April 30, 2023

	BlackRock Emerging Markets Fund, Inc.	BlackRock Unconstrained Equity Fund	BlackRock Sustainable Emerging Markets Equity Fund

NET ASSET VALUE

Institutional
Net assets	$3,675,122,634	$66,292,788	$39,379,731

Shares outstanding	159,123,777	5,687,139	3,116,395

Net asset value	$23.10	$11.66	$12.64

Shares authorized	1.1 billion	Unlimited	100 million

Par value	$0.10	$0.10	$0.10

Investor A
Net assets	$305,065,416	$191,315,604	$44,551,299

Shares outstanding	13,742,660	16,469,615	3,586,695

Net asset value	$22.20	$11.62	$12.42

Shares authorized	100 million	Unlimited	200 million

Par value	$0.10	$0.10	$0.10

Investor C
Net assets	$9,739,285	$1,406,902	N/A

Shares outstanding	529,269	120,445	N/A

Net asset value	$18.40	$11.68	N/A

Shares authorized	100 million	Unlimited	N/A

Par value	$0.10	$0.10	N/A

Class K
Net assets	$877,838,634	N/A	$1,284,845

Shares outstanding	37,994,430	N/A	101,815

Net asset value	$23.10	N/A	$12.62

Shares authorized	1 billion	N/A	2 billion

Par value	$0.10	N/A	$0.10

Class R
Net assets	N/A	$267,065	$412,948

Shares outstanding	N/A	22,624	46,784

Net asset value	N/A	$11.80	$8.83

Shares authorized	N/A	Unlimited	200 million

Par value	N/A	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Operations

Year Ended April 30, 2023

	BlackRock Emerging Markets Fund, Inc.	BlackRock Unconstrained Equity Fund	BlackRock Sustainable Emerging Markets Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$112,874,099	$1,915,013	$1,762,468
Dividends — affiliated	7,654,188	132,801	87,532
Securities lending income — affiliated — net	230,427	6,607	5,509
Foreign taxes withheld	(9,363,922)	(137,116)	(190,838)

Total investment income	111,394,792	1,917,305	1,664,671

EXPENSES
Investment advisory	31,115,371	1,816,889	541,081
Transfer agent — class specific	5,278,507	207,240	148,182
Custodian	2,361,127	25,334	79,230
Service and distribution — class specific	882,543	469,760	117,224
Registration	538,635	69,156	72,449
Accounting services	372,116	53,980	45,202
Professional	152,452	196,752	345,474
Printing and postage	61,537	95,477	60,281
Directors and Officer	37,771	8,416	7,195
Miscellaneous	55,142	16,082	20,055

Total expenses	40,855,201	2,959,086	1,436,373
Less:
Fees waived and/or reimbursed by the Manager	(1,760,721)	(126,507)	(440,425)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(3,560,050)	(205,638)	(103,762)

Total expenses after fees waived and/or reimbursed	35,534,430	2,626,941	892,186

Net investment income (loss)	75,860,362	(709,636)	772,485

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(475,443,592)	(10,403,482)	(7,376,022)
Investments — affiliated	220	(808)	629
Forward foreign currency exchange contracts	(3,745,507)	79,725	185,486
Foreign currency transactions	(2,786,432)	12,085	(24,498)
Futures contracts	(15,971,988)	(522,097)	(134,744)
Swaps	22,092,903	—	(404,215)

	(475,854,396)	(10,834,577)	(7,753,364)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	168,552,379	39,289,891	3,925,598
Investments — affiliated	1,824	2,120	(42)
Foreign currency translations	92,799	7,318	9,884
Futures contracts	1,625,237	120,722	1,464
Swaps	(1,169,236)	—	300,528

	169,103,003	39,420,051	4,237,432

Net realized and unrealized gain (loss)	(306,751,393)	28,585,474	(3,515,932)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(230,891,031)	$27,875,838	$(2,743,447)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(9,818)	$—	$—
(b) Net of reduction in/(increase in) deferred foreign capital gain tax of	$300,222	$—	$(38,634)

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Emerging Markets Fund, Inc.		BlackRock Unconstrained Equity Fund

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$75,860,362	$45,363,326	$(709,636)	$(1,224,789)
Net realized gain (loss)	(475,854,396)	(454,395,060)	(10,834,577)	49,705,985
Net change in unrealized appreciation (depreciation)	169,103,003	(957,371,142)	39,420,051	(73,329,310)

Net increase (decrease) in net assets resulting from operations	(230,891,031)	(1,366,402,876)	27,875,838	(24,848,114)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(58,609,418)	(173,007,048)	(6,796,902)	(11,530,562)
Investor A	(6,008,508)	(23,349,088)	(29,616,260)	(50,954,106)
Investor C	(162,744)	(1,063,961)	(211,141)	(369,771)
Class K	(14,242,365)	(28,474,812)	—	—
Class R	—	—	(33,496)	(50,938)

Decrease in net assets resulting from distributions to shareholders	(79,023,035)	(225,894,909)	(36,657,799)	(62,905,377)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	847,499,599	2,210,154,765	7,746,875	40,836,397

NET ASSETS
Total increase (decrease) in net assets	537,585,533	617,856,980	(1,035,086)	(46,917,094)
Beginning of year	4,330,180,436	3,712,323,456	260,317,445	307,234,539

End of year	$4,867,765,969	$4,330,180,436	$259,282,359	$260,317,445

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets (continued)

	BlackRock Sustainable Emerging Markets Equity Fund

	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$772,485	$1,241,418
Net realized gain (loss)	(7,753,364)	5,012,175
Net change in unrealized appreciation (depreciation)	4,237,432	(42,887,075)

Net decrease in net assets resulting from operations	(2,743,447)	(36,633,482)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(453,923)	(10,999,049)
Investor A	(377,594)	(11,086,055)
Investor C	—	(127,892)
Class K	(15,636)	(279,400)
Class R	(4,438)	(188,107)

Decrease in net assets resulting from distributions to shareholders	(851,591)	(22,680,503)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(13,484,488)	(7,209,251)

NET ASSETS
Total decrease in net assets	(17,079,526)	(66,523,236)
Beginning of year	102,708,349	169,231,585

End of year	$85,628,823	$102,708,349

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc.

	Institutional

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 11/01/19 to 04/30/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$24.41	$34.51	$22.21	$24.51		$20.73	$22.74

Net investment income(a)	0.43	0.31	0.15	0.04		0.40	0.24
Net realized and unrealized gain (loss)	(1.24)	(8.70)	12.46	(1.94)		3.58	(2.14)

Net increase (decrease) from investment operations	(0.81)	(8.39)	12.61	(1.90)		3.98	(1.90)

Distributions(b)
From net investment income	(0.50)	(0.28)	(0.31)	(0.40)		(0.20)	(0.11)
From net realized gain	—	(1.43)	—	—		—	—

Total distributions	(0.50)	(1.71)	(0.31)	(0.40)		(0.20)	(0.11)

Net asset value, end of period	$23.10	$24.41	$34.51	$22.21		$24.51	$20.73

Total Return(c)
Based on net asset value	(3.26)%	(25.52)%	57.05%	(7.95	)%(d)	19.39%	(8.39)%

Ratios to Average Net Assets(e)
Total expenses	1.00%	0.96%	1.02%	1.04	%(f)	1.14%	1.31%

Total expenses after fees waived and/or reimbursed	0.86%	0.86%	0.86%	0.86	%(f)	0.97%	1.11%

Net investment income	1.88%	1.03%	0.49%	0.34	%(f)	1.73%	1.05%

Supplemental Data
Net assets, end of period (000)	$3,675,123	$3,261,325	$2,771,663	$660,315		$308,719	$98,990

Portfolio turnover rate	96%	132%	109%	63%		119%	121%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Investor A

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 11/01/19 to 04/30/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$23.47	$33.26	$21.42	$23.62		$19.96	$21.88

Net investment income(a)	0.38	0.24	0.11	0.02		0.29	0.16
Net realized and unrealized gain (loss)	(1.22)	(8.40)	11.98	(1.89)		3.50	(2.04)

Net increase (decrease) from investment operations	(0.84)	(8.16)	12.09	(1.87)		3.79	(1.88)

Distributions(b)
From net investment income	(0.43)	(0.20)	(0.25)	(0.33)		(0.13)	(0.04)
From net realized gain	—	(1.43)	—	—		—	—

Total distributions	(0.43)	(1.63)	(0.25)	(0.33)		(0.13)	(0.04)

Net asset value, end of period	$22.20	$23.47	$33.26	$21.42		$23.62	$19.96

Total Return(c)
Based on net asset value	(3.49)%	(25.74)%	56.67%	(8.09	)%(d)	19.11%	(8.62)%

Ratios to Average Net Assets(e)
Total expenses	1.33%	1.25%	1.28%	1.36	%(f)	1.45%	1.60%

Total expenses after fees waived and/or reimbursed	1.11%	1.11%	1.11%	1.11	%(f)	1.22%	1.40%

Net investment income	1.74%	0.82%	0.38%	0.21	%(f)	1.31%	0.72%

Supplemental Data
Net assets, end of period (000)	$305,065	$351,246	$463,032	$196,836		$204,061	$164,683

Portfolio turnover rate	96%	132%	109%	63%		119%	121%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Investor C

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 11/01/19 to 04/30/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$19.52	$28.01	$18.03	$19.83		$16.77	$18.50

Net investment income (loss)(a)	0.19	0.02	0.04	(0.05)		0.09	(0.02)
Net realized and unrealized gain (loss)	(1.02)	(7.01)	9.96	(1.60)		2.97	(1.71)

Net increase (decrease) from investment operations	(0.83)	(6.99)	10.00	(1.65)		3.06	(1.73)

Distributions(b)
From net investment income	(0.29)	(0.07)	(0.02)	(0.15)		—	—
From net realized gain	—	(1.43)	—	—		—	—

Total distributions	(0.29)	(1.50)	(0.02)	(0.15)		—	—

Net asset value, end of period	$18.40	$19.52	$28.01	$18.03		$19.83	$16.77

Total Return(c)
Based on net asset value	(4.22)%	(26.29)%	55.48%	(8.42	)%(d)	18.25%	(9.35)%

Ratios to Average Net Assets(e)
Total expenses	2.10%	2.02%	2.13%	2.22	%(f)	2.31%	2.41%

Total expenses after fees waived and/or reimbursed	1.86%	1.86%	1.86%	1.86	%(f)	1.98%	2.18%

Net investment income (loss)	1.03%	0.07%	0.16%	(0.51	)%(f)	0.50%	(0.10)%

Supplemental Data
Net assets, end of period (000)	$9,739	$13,144	$18,769	$24,639		$31,362	$34,756

Portfolio turnover rate	96%	132%	109%	63%		119%	121%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Class K

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 11/01/19 to 04/30/20		Year Ended 10/31/19	Period from 01/25/18 to 10/31/18	(a)

Net asset value, beginning of period	$24.42	$34.53	$22.22	$24.52		$20.74	$25.97

Net investment income(b)	0.42	0.34	0.19	0.06		0.48	0.32
Net realized and unrealized gain (loss)	(1.23)	(8.73)	12.44	(1.95)		3.52	(5.55)

Net increase (decrease) from investment operations	(0.81)	(8.39)	12.63	(1.89)		4.00	(5.23)

Distributions(c)
From net investment income	(0.51)	(0.29)	(0.32)	(0.41)		(0.22)	—
From net realized gain	—	(1.43)	—	—		—	—

Total distributions	(0.51)	(1.72)	(0.32)	(0.41)		(0.22)	—

Net asset value, end of period	$23.10	$24.42	$34.53	$22.22		$24.52	$20.74

Total Return(d)
Based on net asset value	(3.24)%	(25.50)%	57.13%	(7.91	)%(e)	19.48%	(20.14	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.86%	0.85%	0.85%	0.92	%(g)	0.98%	1.16	%(g)

Total expenses after fees waived and/or reimbursed	0.81%	0.81%	0.81%	0.81	%(g)	0.92%	0.95	%(g)

Net investment income	1.85%	1.12%	0.63%	0.46	%(g)	2.08%	1.82	%(g)

Supplemental Data
Net assets, end of period (000)	$877,839	$704,465	$458,860	$166,590		$109,569	$1,500

Portfolio turnover rate	96%	132%	109%	63%		119%	121%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Unconstrained Equity Fund

	Institutional

	Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$12.12	$16.41		$12.18		$14.58		$13.08	$13.09

Net investment income (loss)(a)	(0.01)	(0.03)		0.02		0.04		0.10	0.10
Net realized and unrealized gain (loss)	1.32	(0.95)		5.77		(0.80)		2.38	0.42

Net increase (decrease) from investment operations	1.31	(0.98)		5.79		(0.76)		2.48	0.52

Distributions(b)
From net investment income	—	(0.08)		(0.04)		(0.12)		(0.10)	(0.08)
From net realized gain	(1.77)	(3.23)		(1.52)		(1.52)		(0.88)	(0.45)

Total distributions	(1.77)	(3.31)		(1.56)		(1.64)		(0.98)	(0.53)

Net asset value, end of period	$11.66	$12.12		$16.41		$12.18		$14.58	$13.08

Total Return(c)
Based on net asset value	14.49%	(8.74)%		50.41	%(d)	(6.45	)%(e)	20.73%	4.04%

Ratios to Average Net Assets(f)
Total expenses	1.12%	1.02	%(g)	1.05	%(h)	1.04	%(i)(j)	1.01%	1.01%

Total expenses after fees waived and/or reimbursed	0.95%	0.95	%(g)	1.00	%(h)	0.99	%(i)(j)	0.96%	0.96%

Net investment income (loss)	(0.07)%	(0.20)%		0.15%		0.67	%(i)	0.76%	0.75%

Supplemental Data
Net assets, end of period (000)	$66,293	$49,303		$52,716		$38,428		$45,641	$44,879

Portfolio turnover rate	27%	100%		83%		27%		42%	24%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.99% and 0.92%, respectively.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.01% and 0.96%, respectively.
(i)	Annualized.
(j)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.07% and 1.02%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Unconstrained Equity Fund (continued)

	Investor A

	Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$12.11	$16.41		$12.17		$14.55		$13.05	$13.06

Net investment income (loss)(a)	(0.04)	(0.06)		(0.01)		0.03		0.07	0.07
Net realized and unrealized gain (loss)	1.32	(0.97)		5.77		(0.82)		2.38	0.42

Net increase (decrease) from investment operations	1.28	(1.03)		5.76		(0.79)		2.45	0.49

Distributions(b)
From net investment income	—	(0.07)		(0.03)		(0.07)		(0.07)	(0.05)
From net realized gain	(1.77)	(3.20)		(1.49)		(1.52)		(0.88)	(0.45)

Total distributions	(1.77)	(3.27)		(1.52)		(1.59)		(0.95)	(0.50)

Net asset value, end of period	$11.62	$12.11		$16.41		$12.17		$14.55	$13.05

Total Return(c)
Based on net asset value	14.21%	(9.04)%		50.17	%(d)	(6.61	)%(e)	20.42%	3.78%

Ratios to Average Net Assets(f)
Total expenses	1.34%	1.26	%(g)	1.30	%(h)	1.30	%(i)(j)	1.27%	1.27%

Total expenses after fees waived and/or reimbursed	1.20%	1.21	%(g)	1.25	%(h)	1.25	%(i)(j)	1.22%	1.22%

Net investment income (loss)	(0.36)%	(0.44)%		(0.10)%		0.43	%(i)	0.50%	0.49%

Supplemental Data
Net assets, end of period (000)	$191,316	$209,352		$252,119		$182,892		$211,071	$194,416

Portfolio turnover rate	27%	100%		83%		27%		42%	24%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.23% and 1.18%, respectively.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.26% and 1.21%, respectively.
(i)	Annualized.
(j)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.33% and 1.28%, respectively.

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Unconstrained Equity Fund (continued)

	Investor C

	Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$12.25	$16.54		$12.22		$14.50		$12.87	$12.94

Net investment loss(a)	(0.12)	(0.19)		(0.18)		(0.03)		(0.05)	(0.04)
Net realized and unrealized gain (loss)	1.32	(0.97)		5.83		(0.82)		2.40	0.42

Net increase (decrease) from investment operations	1.20	(1.16)		5.65		(0.85)		2.35	0.38

Distributions(b)
From net investment income	—	(0.02)		—		—		—	—
From net realized gain	(1.77)	(3.11)		(1.33)		(1.43)		(0.72)	(0.45)

Total distributions	(1.77)	(3.13)		(1.33)		(1.43)		(0.72)	(0.45)

Net asset value, end of period	$11.68	$12.25		$16.54		$12.22		$14.50	$12.87

Total Return(c)
Based on net asset value	13.27%	(9.75)%		48.76	%(d)	(6.97	)%(e)	19.54%	2.96%

Ratios to Average Net Assets(f)
Total expenses	2.25%	2.14	%(g)	2.18	%(h)	2.13	%(i)(j)	2.07%	2.03%

Total expenses after fees waived and/or reimbursed	1.95%	2.07	%(g)	2.13	%(h)	2.08	%(i)(j)	2.02%	1.98%

Net investment loss	(1.12)%	(1.30)%		(1.28)%		(0.42	)%(i)	(0.35)%	(0.27)%

Supplemental Data
Net assets, end of period (000)	$1,407	$1,432		$2,022		$6,501		$8,502	$18,464

Portfolio turnover rate	27%	100%		83%		27%		42%	24%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 2.11% and 2.04%, respectively.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 2.15% and 2.10%, respectively.
(i)	Annualized.
(j)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.16% and 2.11%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Unconstrained Equity Fund (continued)

	Class R

	Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$12.30	$16.59		$12.28		$14.60		$13.06	$13.08

Net investment income (loss)(a)	(0.06)	(0.13)		(0.08)		0.00	(b)	0.01	0.01
Net realized and unrealized gain (loss)	1.33	(0.99)		5.85		(0.82)		2.40	0.42

Net increase (decrease) from investment operations	1.27	(1.12)		5.77		(0.82)		2.41	0.43

Distributions(c)
From net investment income	—	(0.03)		—		—		—	—
From net realized gain	(1.77)	(3.14)		(1.46)		(1.50)		(0.87)	(0.45)

Total distributions	(1.77)	(3.17)		(1.46)		(1.50)		(0.87)	(0.45)

Net asset value, end of period	$11.80	$12.30		$16.59		$12.28		$14.60	$13.06

Total Return(d)
Based on net asset value	13.86%	(9.42)%		49.61	%(e)	(6.74	)%(f)	19.94%	3.32%

Ratios to Average Net Assets(g)
Total expenses	1.68%	1.83	%(h)	1.65	%(i)	1.71	%(j)(k)	1.67%	1.65%

Total expenses after fees waived and/or reimbursed	1.45%	1.66	%(h)	1.59	%(i)	1.64	%(j)(k)	1.62%	1.60%

Net investment income (loss)	(0.60)%	(0.85)%		(0.55)%		0.03	%(j)	0.09%	0.07%

Supplemental Data
Net assets, end of period (000)	$267	$230		$377		$683		$806	$1,100

Portfolio turnover rate	27%	100%		83%		27%		42%	24%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.79% and 1.62%, respectively.
(i)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.62% and 1.56%, respectively.
(j)	Annualized.
(k)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.74% and 1.67%, respectively.

See notes to financial statements.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Equity Fund

	Institutional

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 01/01/20 to 04/30/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$13.01	$20.51	$14.31	$16.41		$13.58	$17.15

Net investment income (loss)(a)	0.12	0.18	0.15	(0.03)		0.15	0.15
Net realized and unrealized gain (loss)	(0.36)	(4.73)	6.16	(2.07)		2.83	(3.00)

Net increase (decrease) from investment operations	(0.24)	(4.55)	6.31	(2.10)		2.98	(2.85)

Distributions(b)
From net investment income	(0.13)	(0.15)	(0.11)	—		(0.15)	(0.12)
From net realized gain	—	(2.80)	—	—		—	(0.60)

Total distributions	(0.13)	(2.95)	(0.11)	—		(0.15)	(0.72)

Net asset value, end of period	$12.64	$13.01	$20.51	$14.31		$16.41	$13.58

Total Return(c)
Based on net asset value	(1.78)%	(25.22)%	44.25%	(12.80	)%(d)	21.97%	(16.73)%

Ratios to Average Net Assets(e)
Total expenses	1.46%	1.03%	0.99%	1.14	%(f)(g)	0.99%	1.06%

Total expenses after fees waived and/or reimbursed	0.86%	0.93%	0.99%	1.14	%(f)(g)	0.99%	1.05%

Net investment income (loss)	0.99%	1.03%	0.81%	(0.56	)%(f)	1.02%	0.94%

Supplemental Data
Net assets, end of period (000)	$39,380	$49,410	$87,154	$58,412		$71,202	$68,280

Portfolio turnover rate	58%	139%	81%	13%		55%	44%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.31%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Equity Fund (continued)

	Investor A

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 01/01/20 to 04/30/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$12.79	$20.21	$14.12	$16.20		$13.41	$16.94

Net investment income (loss)(a)	0.09	0.13	0.10	(0.04)		0.11	0.11
Net realized and unrealized gain (loss)	(0.36)	(4.65)	6.08	(2.04)		2.78	(2.96)

Net increase (decrease) from investment operations	(0.27)	(4.52)	6.18	(2.08)		2.89	(2.85)

Distributions(b)
From net investment income	(0.10)	(0.10)	(0.09)	—		(0.10)	(0.08)
From net realized gain	—	(2.80)	—	—		—	(0.60)

Total distributions	(0.10)	(2.90)	(0.09)	—		(0.10)	(0.68)

Net asset value, end of period	$12.42	$12.79	$20.21	$14.12		$16.20	$13.41

Total Return(c)
Based on net asset value	(2.08)%	(25.40)%	43.86%	(12.84	)%(d)	21.63%	(16.95)%

Ratios to Average Net Assets(e)
Total expenses	1.71%	1.28%	1.23%	1.40	%(f)(g)	1.25%	1.31%

Total expenses after fees waived and/or reimbursed	1.11%	1.18%	1.23%	1.40	%(f)(g)	1.25%	1.30%

Net investment income (loss)	0.73%	0.75%	0.56%	(0.83	)%(f)	0.75%	0.72%

Supplemental Data
Net assets, end of period (000)	$44,551	$51,393	$77,884	$59,493		$73,416	$70,891

Portfolio turnover rate	58%	139%	81%	13%		55%	44%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.57%.

See notes to financial statements.

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Equity Fund (continued)

	Class K

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 01/01/20 to 04/30/20		Year Ended 12/31/19	Period from 01/25/18 to 12/31/18	(a)

Net asset value, beginning of period	$13.00	$20.49	$14.30	$16.40		$13.57	$18.69

Net investment income (loss)(b)	0.13	0.18	0.14	(0.02)		0.16	0.22
Net realized and unrealized gain (loss)	(0.37)	(4.71)	6.16	(2.08)		2.82	(4.60)

Net increase (decrease) from investment operations	(0.24)	(4.53)	6.30	(2.10)		2.98	(4.38)

Distributions(c)
From net investment income	(0.14)	(0.16)	(0.11)	—		(0.15)	(0.14)
From net realized gain	—	(2.80)	—	—		—	(0.60)

Total distributions	(0.14)	(2.96)	(0.11)	—		(0.15)	(0.74)

Net asset value, end of period	$12.62	$13.00	$20.49	$14.30		$16.40	$13.57

Total Return(d)
Based on net asset value	(1.79)%	(25.14)%	44.18%	(12.80	)%(e)	22.05%	(23.55	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.40%	1.01%	1.01%	1.10	%(g)(h)	0.96%	1.00	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.81%	0.87%	1.01%	1.10	%(g)(h)	0.96%	1.00	%(g)

Net investment income (loss)	1.03%	1.03%	0.80%	(0.42	)%(g)	1.03%	1.52	%(g)

Supplemental Data
Net assets, end of period (000)	$1,285	$1,275	$1,488	$809		$699	$446

Portfolio turnover rate	58%	139%	81%	13%		55%	44%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.27% and 1.27%, respectively.

(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.00%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Equity Fund (continued)

	Class R

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 01/01/20 to 04/30/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$9.12	$15.31	$10.73	$12.33		$10.20	$13.07

Net investment income (loss)(a)	0.04	0.05	0.04	(0.05)		0.03	0.04
Net realized and unrealized gain (loss)	(0.25)	(3.37)	4.60	(1.55)		2.12	(2.28)

Net increase (decrease) from investment operations	(0.21)	(3.32)	4.64	(1.60)		2.15	(2.24)

Distributions(b)
From net investment income	(0.08)	(0.07)	(0.06)	—		(0.02)	(0.03)
From net realized gain	—	(2.80)	—	—		—	(0.60)

Total distributions	(0.08)	(2.87)	(0.06)	—		(0.02)	(0.63)

Net asset value, end of period	$8.83	$9.12	$15.31	$10.73		$12.33	$10.20

Total Return(c)
Based on net asset value	(2.23)%	(25.72)%	43.35%	(12.98	)%(d)	21.14%	(17.30)%

Ratios to Average Net Assets(e)
Total expenses	2.27%	1.75%	1.59%	1.77	%(f)(g)	1.73%	1.73%

Total expenses after fees waived and/or reimbursed	1.36%	1.56%	1.59%	1.77	%(f)(g)	1.73%	1.72%

Net investment income (loss)	0.50%	0.38%	0.31%	(1.21	)%(f)	0.27%	0.30%

Supplemental Data
Net assets, end of period (000)	$413	$631	$982	$844		$1,115	$2,062

Portfolio turnover rate	58%	139%	81%	13%		55%	44%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.94%.

See notes to financial statements.

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Emerging Markets Fund, Inc., BlackRock Funds VII, Inc. (each, a “Corporation” or collectively, the “Corporations”) and BlackRock Unconstrained Equity Fund are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporations are each organized as a Maryland corporation and BlackRock Unconstrained Equity Fund is organized as a Delaware statutory trust. BlackRock Sustainable Emerging Markets Equity Fund is a series of BlackRock Funds VII, Inc. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Fund, Inc.	BlackRock Emerging Markets Fund, Inc.	Emerging Markets	Diversified*
BlackRock Unconstrained Equity Fund	BlackRock Unconstrained Equity Fund	Unconstrained Equity	Non-diversified
BlackRock Funds VII, Inc.	BlackRock Sustainable Emerging Markets Equity Fund	Sustainable Emerging Markets Equity	Diversified

*	The Fund’s classification changed from non-diversified to diversified during the reporting period.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of Emerging Markets and Sustainable Emerging Markets Equity and the Board of Trustees of Unconstrained Equity are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of April 30, 2023, certain investments of Emerging Markets and Unconstrained Equity were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
Emerging Markets
Barclays Capital, Inc.	$3,331,800	$(3,331,800)	$—		$—
BNP Paribas SA	1,579,991	(1,579,991)	—		—
BofA Securities, Inc.	3,531,056	(3,531,056)	—		—
Citigroup Global Markets, Inc.	1,852,800	(1,852,800)	—		—
Goldman Sachs & Co. LLC	13,751,600	(13,751,600)	—		—
J.P. Morgan Securities LLC	327,600	(327,600)	—		—
Morgan Stanley	640,800	(640,800)	—		—

	$25,015,647	$(25,015,647)	$—		$—

Unconstrained Equity
Goldman Sachs & Co. LLC	$6,705,549	$(6,646,180)	$—		$59,369

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of April 30, 2023. Additional collateral is delivered to each Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Emerging Markets	Unconstrained Equity	Sustainable Emerging Markets Equity
First $1 billion	0.81%	0.80%	0.60%
$1 billion — $3 billion	0.76	0.75	0.56
$3 billion — $5 billion	0.73	0.72	0.54
$5 billion — $10 billion	0.70	0.70	0.52
Greater than $10 billion	0.69	0.68	0.51

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

With respect to Emerging Markets and Sustainable Emerging Markets Equity, the Manager entered into separate sub-advisory agreements with BlackRock Asset Management North Asia Limited (“BAMNA”) and with respect to Emerging Markets, Unconstrained Equity and Sustainable Emerging Markets Equity, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), each an affiliate of the Manager. The Manager pays BAMNA and BIL for services they provide for that portion of each Fund for which BAMNA and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Emerging Markets		Unconstrained Equity		Sustainable Emerging Markets Equity
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%	N/A	N/A
Class R	N/A	N/A	0.25	0.25	0.25	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended April 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total
Emerging Markets	$776,613	$105,930	$—	$882,543
Unconstrained Equity	455,566	13,020	1,174	469,760
Sustainable Emerging Markets Equity	114,978	—	2,246	117,224

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2023, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended April 30, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Emerging Markets	$20,228	$16,604	$2,454	$2,515	$—	$41,801
Unconstrained Equity	576	6,392	30	—	14	7,012
Sustainable Emerging Markets Equity	8,283	5,120	—	115	16	13,534

For the year ended April 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Emerging Markets	$4,526,973	$686,268	$26,335	$38,931	$—	$5,278,507
Unconstrained Equity	50,119	153,600	3,126	—	395	207,240
Sustainable Emerging Markets Equity	69,128	75,571	—	1,345	2,138	148,182

Other Fees: For the year ended April 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
Emerging Markets	$5,229
Unconstrained Equity	1,229
Sustainable Emerging Markets Equity	319

For the year ended April 30, 2023, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
Emerging Markets	$17,658	$1,921
Unconstrained Equity	586	49

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. These contractual agreements may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. With respect to Emerging Markets and Unconstrained Equity,

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

the amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Emerging Markets	$193,688
Unconstrained Equity	4,282
Sustainable Emerging Markets Equity	2,444

With respect to each Fund, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. These contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2023, there were no fees waived and/or reimbursed by the Manager pursuant to these arrangements.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R
Emerging Markets	0.86%	1.11%	1.86%	0.81%	—%
Unconstrained Equity	0.95	1.20	1.95	—	1.45
Sustainable Emerging Markets Equity	0.86	1.11	—	0.81	1.36

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2023, the Manager waived and/or reimbursed amounts as follows, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Fund Name	Fees Waived and/or Reimbursed by the Manager
Emerging Markets	$1,567,033
Unconstrained Equity	122,225
Sustainable Emerging Markets Equity	437,981

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager—class specific in the Statements of Operations. For the year ended April 30, 2023, class specific expense waivers and/or reimbursements were as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Emerging Markets	$2,973,985	$528,289	$20,953	$36,823	$—	$3,560,050
Unconstrained Equity	49,779	152,355	3,112	—	392	205,638
Sustainable Emerging Markets Equity	47,929	52,578	—	1,343	1,912	103,762

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended April 30, 2023, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Emerging Markets	$47,696
Unconstrained Equity	1,303
Sustainable Emerging Markets Equity	1,052

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Sustainable Emerging Markets Equity and Unconstrained Equity are currently permitted to borrow and lend under the Interfund Lending Program. Emerging Markets is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2023, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended April 30, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

Emerging Markets	$—	$5,335,660	$(2,325,640)
Unconstrained Equity	928,405	—	—

7.	PURCHASES AND SALES

For the year ended April 30, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

Emerging Markets	$4,670,240,392	$3,698,391,286
Unconstrained Equity	61,477,803	84,146,237
Sustainable Emerging Markets Equity	50,314,528	60,505,717

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to net operating loss were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

Unconstrained Equity	$(1,323,786)	$1,323,786

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/23	Year Ended 04/30/22

Emerging Markets
Ordinary income	$79,023,035	$152,507,553
Long-term capital gains	—	73,387,356

	$79,023,035	$225,894,909

Unconstrained Equity
Ordinary income	$—	$16,929,925
Long-term capital gains	36,657,799	45,975,452

	$36,657,799	$62,905,377

Sustainable Emerging Markets Equity
Ordinary income	$851,591	$9,733,918
Long-term capital gains	—	12,946,585

	$851,591	$22,680,503

As of April 30, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Losses	(c)	Total
Emerging Markets	$30,148,630	$(900,478,460)	$(344,189,333)		$—		$(1,214,519,163)
Unconstrained Equity	—	(12,445,280)	40,713,966		(442,038)		27,826,648
Sustainable Emerging Markets Equity	655,377	(14,550,278)	3,560,812		—		(10,334,089)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements, the timing and recognition of partnership income, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets	$5,218,500,375	$291,144,362	$(634,772,987)	$(343,628,625)
Unconstrained Equity	225,502,739	46,634,164	(6,030,055)	40,604,109
Sustainable Emerging Markets Equity	81,666,595	15,015,203	(11,444,345)	3,570,858

9.	BANK BORROWINGS

Each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (continued)

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 04/30/23		Year Ended 04/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Emerging Markets
Institutional
Shares sold	105,480,964	$2,478,471,729	111,684,432	$3,406,868,036
Shares issued in reinvestment of distributions	2,503,128	55,782,262	4,880,264	158,860,447
Shares redeemed	(82,484,053)	(1,876,184,192)	(63,250,079)	(1,870,376,025)

	25,500,039	$658,069,799	53,314,617	$1,695,352,458

Investor A
Shares sold and automatic conversion of shares	3,076,768	$68,340,004	6,258,745	$185,937,543
Shares issued in reinvestment of distributions	263,313	5,648,239	699,008	22,005,602
Shares redeemed	(4,561,900)	(99,442,236)	(5,916,753)	(173,951,842)

	(1,221,819)	$(25,453,993)	1,041,000	$33,991,303

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 04/30/23		Year Ended 04/30/22
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
Emerging Markets (continued)
Investor C
Shares sold	82,316	$1,515,541	231,332	$5,885,094
Shares issued in reinvestment of distributions	8,950	159,773	39,779	1,050,050
Shares redeemed and automatic conversion of shares	(235,285)	(4,297,337)	(267,979)	(6,630,263)

	(144,019)	$(2,622,023)	3,132	$304,881

Class K
Shares sold	22,191,667	$518,013,773	20,841,017	$642,279,625
Shares issued in reinvestment of distributions	630,936	14,068,438	881,942	28,473,961
Shares redeemed	(13,679,312)	(314,576,395)	(6,162,402)	(190,247,463)

	9,143,291	$217,505,816	15,560,557	$480,506,123

	33,277,492	$847,499,599	69,919,306	$2,210,154,765

	Year Ended 04/30/23		Year Ended 04/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Unconstrained Equity
Institutional
Shares sold	2,644,394	$29,126,438	1,084,283	$16,057,880
Shares issued in reinvestment of distributions	622,244	5,780,641	680,844	9,877,009
Shares redeemed	(1,646,749)	(16,789,093)	(909,369)	(12,966,292)

	1,619,889	$18,117,986	855,758	$12,968,597

Investor A
Shares sold and automatic conversion of shares	388,964	$4,197,940	535,066	$7,890,308
Shares issued in reinvestment of distributions	2,814,066	26,114,333	3,087,344	44,774,956
Shares redeemed	(4,015,931)	(40,745,900)	(1,707,647)	(24,646,359)

	(812,901)	$(10,433,627)	1,914,763	$28,018,905

Investor C
Shares sold	15,898	$174,516	24,377	$374,635
Shares issued in reinvestment of distributions	21,738	204,114	23,808	349,402
Shares redeemed and automatic conversion of shares	(34,138)	(351,766)	(53,516)	(798,322)

	3,498	$26,864	(5,331)	$(74,285)

Class R
Shares sold	4,005	$44,573	1,561	$22,992
Shares issued in reinvestment of distributions	3,454	32,636	3,353	49,398
Shares redeemed	(3,532)	(41,557)	(8,956)	(149,210)

	3,927	$35,652	(4,042)	$(76,820)

	814,413	$7,746,875	2,761,148	$40,836,397

	Year Ended 04/30/23		Year Ended 04/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Sustainable Emerging Markets Equity
Institutional
Shares sold	145,529	$1,824,043	134,454	$2,290,268
Shares issued in reinvestment of distributions	33,719	399,347	565,819	9,681,124
Shares redeemed	(860,691)	(10,418,295)	(1,151,391)	(21,024,778)

	(681,443)	$(8,194,905)	(451,118)	$(9,053,386)

Investor A
Shares sold and automatic conversion of shares	114,681	$1,431,005	301,558	$5,375,329
Shares issued in reinvestment of distributions	29,316	340,567	591,428	9,950,472
Shares redeemed	(576,082)	(6,911,190)	(727,805)	(12,558,206)

	(432,085)	$(5,139,618)	165,181	$2,767,595

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

	Year Ended 04/30/23		Year Ended 04/30/22
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
Sustainable Emerging Markets Equity (continued)
Investor C(a)
Shares sold	—	$—	1,730	$20,693
Shares issued in reinvestment of distributions	—	—	10,354	127,360
Shares redeemed and automatic conversion of shares	—	—	(141,616)	(1,676,810)

	—	$—	(129,532)	$(1,528,757)

Class K
Shares sold	52,555	$654,105	47,662	$877,079
Shares issued in reinvestment of distributions	1,195	14,161	14,548	247,712
Shares redeemed	(50,028)	(618,291)	(36,736)	(586,754)

	3,722	$49,975	25,474	$538,037

Class R
Shares sold	9,668	$85,699	18,445	$234,172
Shares issued in reinvestment of distributions	528	4,359	15,353	186,602
Shares redeemed	(32,582)	(289,998)	(28,778)	(353,514)

	(22,386)	$(199,940)	5,020	$67,260

	(1,132,192)	$(13,484,488)	(384,975)	$(7,209,251)

(a)	On October 28, 2021, the Fund’s issued and outstanding Investor C Shares converted into Investor A Shares.

As of April 30, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Class K
Sustainable Emerging Markets Equity	10,701

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of BlackRock Emerging Markets Fund, Inc. and BlackRock Unconstrained Equity Fund, and to the Shareholders of BlackRock Sustainable Emerging Markets Equity Fund and the Board of Directors of BlackRock Funds VII, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Emerging Markets Fund, Inc., BlackRock Unconstrained Equity Fund, and BlackRock Sustainable Emerging Markets Equity Fund of BlackRock Funds VII, Inc. (the “Funds”), including the schedules of investments, as of April 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights

BlackRock Emerging Markets Fund, Inc	For each of the three years in the period ended April 30, 2023, for the period from November 1, 2019 through April 30, 2020, and for each of the two years in the period ended October 31, 2019

BlackRock Unconstrained Equity Fund	For each of the three years in the period ended April 30, 2023, for the period from November 1, 2019 through April 30, 2020, and for each of the two years in the period ended October 31, 2019

BlackRock Sustainable Emerging Markets Equity Fund	For each of the three years in the period ended April 30, 2023, for the period from January 1, 2020 through April 30, 2020, and for each of the two years in the period ended December 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	57

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2023:

Fund Name	Qualified Dividend Income
Emerging Markets	$70,205,676
Sustainable Emerging Markets Equity	999,898

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended April 30, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends
Unconstrained Equity	$36,657,799

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2023:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Emerging Markets	$112,391,413	$9,342,008
Sustainable Emerging Markets Equity	1,552,723	183,153

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended April 30, 2023:

Fund Name	Federal Obligation Interest
Emerging Markets	$1,235,124
Sustainable Emerging Markets Equity	10,653

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
Emerging Markets	0.85%
Sustainable Emerging Markets Equity	2.16

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended April 30, 2023:

Fund Name	Interest Dividends
Emerging Markets	$5,258,597
Sustainable Emerging Markets Equity	49,411

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2023:

Fund Name	Interest Related Dividends
Emerging Markets	$5,258,597
Sustainable Emerging Markets Equity	49,411

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Emerging Markets Fund, Inc., BlackRock Funds VII, Inc. (collectively the “Corporations”) and BlackRock Unconstrained Equity Fund (the “Trust”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Emerging Markets Fund, Inc.,BlackRock Unconstrained Equity Fund and BlackRock Sustainable Emerging Market Equity Fund (the “Funds”), each a series of the Corporations or the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Corporations and the Trust, on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	59

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Director (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2019)	Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 166 Portfolios	None

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Director (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021

Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Director (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 166 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	61

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Director (Since 2016)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 166 Portfolios	None

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)

Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. (b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2022, Joseph P. Platt retired as a Director of the Funds.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	63

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Asset Management North Asia Limited (a)

Hong Kong

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02114

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Emerging Markets and Sustainable Emerging Markets Equity.

A D D I T I O N A L I N F O R M A T I O N	65

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GLEQ4-04/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Fund, Inc.	$36,414	$34,986	$44	$0	$18,700	$15,700	$218	$420

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Fund, Inc.	$18,962	$16,120

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Emerging Markets Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Emerging Markets Fund, Inc.

Date: June 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Emerging Markets Fund, Inc.

Date: June 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Emerging Markets Fund, Inc.

Date: June 22, 2023